EXHIBIT 10.2

BROOKE CORPORATION

2006 BROOKE CORPORATION EQUITY INCENTIVE PLAN

RESTRICTED SHARES AGREEMENT

This Restricted Shares Agreement (“Agreement”) is entered into by and between BROOKE CORPORATION, a Kansas corporation (the “Company”), and KEITH BOUCHEY (the “Recipient”).

WHEREAS, in accordance with the Company’s 2006 BROOKE CORPORATION EQUITY INCENTIVE PLAN (the “Plan”), the Recipient has been selected by the Compensation Committee under the Plan (the “Committee”) to receive the following award under the Plan of Restricted Shares, defined in the Plan to mean shares of the Company’s Common Stock issued to a recipient thereunder subject to such terms and conditions, including, without limitation, forfeiture or resale to the Company, and to such restrictions against sale, transfer or other disposition, as the Committee may determine at the time of issuance:

Date of Grant of Restricted Shares:	October 1, 2007

Number of Restricted Shares awarded:	50,000

Vesting Schedule (Manner in which restrictions on Restricted Shares lapse):

Subject to the terms of Exhibit 1 attached hereto and by this reference incorporated herein, the Restricted Shares shall vest in one-third increments as follows: 16,666 shares on October 1, 2008; 16,667 shares on October 1, 2009 and 16,667 shares on October 1, 2010; provided, however, the Restricted Shares will fully vest in the event of (i) a Change in Control, as defined in Exhibit 1, or (ii) a termination by the Company other than for Just Cause, as defined in Exhibit 1; and

WHEREAS, the Recipient recognizes Awards made under the Plan are subject to certain conditions, restrictions and risk of forfeiture;

NOW, THEREFORE, in consideration of the foregoing, the premises and the mutual covenants and agreements set forth herein, the parties hereby agree to the terms and conditions of the Plan, as the same may be amended from time to time, and the terms, conditions and mutual covenants as set forth in Exhibit 1 attached hereto and made a part hereof in connection with the award of Restricted Shares set forth above.

The parties hereto have executed this Agreement effective as of the Date of Grant.

RECIPIENT:	BROOKE CORPORATION

	By:	/s/ Robert Orr
(Signature)		Robert Orr, Chairman